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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 22, 2004

                          MAXUS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                       000-26337              82-0514605
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

           18300 Sutter Blvd.
        Morgan Hill, California                                          95037
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (408) 782-2005




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                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Set forth below is certain information concerning (i) the principal terms of the stock exchange and (ii) the business of the newly acquired company.

                               THE STOCK EXCHANGE

         The Stock Exchange. On July 22, 2004, pursuant to a Stock Exchange Agreement (the "Exchange Agreement"), Maxus Technology Corporation ("Maxus") acquired 52,500 of the shares of UDT Korea Company, Limited, a Korean corporation ("UDT") owned by Pyeng Jin Kim. The acquired shares constitute 75% of the issued and outstanding shares of capital stock of UDT, thus making UDT a 75 percent owned subsidiary of Maxus. Maxus acquired the 52,500 shares of UDT owned by Mr. Kim by issuing Mr. Kim 1,000,000 shares of restricted stock of Maxus in exchange for the UDT shares. The exchange was consummated under Delaware and Korean law and deemed effective as of June 30, 2004. A copy of the Exchange Agreement is filed as an exhibit to this Current Report on Form 8-K.

         Pursuant to the terms of the Exchange Agreement, Mr. Kim is entitled to a maximum of 100,000 additional shares of Maxus if UDT is able to achieve certain levels of net profit. In addition, Maxus agreed to issue to employees of UDT options to purchase up to an aggregate of 200,000 shares of Maxus common stock at an exercise price of $1.05 per share.

         The shares of Maxus common stock issued to Mr. Kim in connection with the exchange were not registered under the Securities Act of 1933, as amended (the "Securities Act") and, as a result, are "restricted securities" that may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Certificates representing these shares contain a legend stating the same.

                           DESCRIPTION OF UDT BUSINESS

         UDT has been in the electronic waste recycle business since 1996. It supplies customers across the globe with new and refurbished components, computer parts and accessories. UDT provides de-manufacturing, software dekitting and product remarketing services to OEM and fabrication houses throughout Asia. In addition, UDT is in the business of technology destruction services, providing secure and complete destruction of sensitive proprietary technology.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         a. Financial Statements of the Business Acquired. UDT's audited financial statements required by this Item 7(a) are not yet available. Maxus expects that these audited financial statements will be completed and filed by amendment to this Current Report within the permitted time period.

         b. Pro Forma Financial Information (Unaudited). Maxus' pro forma financial statements required by this Item 7(b) are not yet available. Maxus expects that its pro forma financial statements will be completed and filed by amendment to this Current Report within the permitted time period.

         c. Exhibits. Except as otherwise noted, the following exhibits have been filed as a part of this Current Report:

        Exhibit
        Number    Description of Exhibit
        ------    ----------------------

         10.1 Stock Exchange Agreement by and between Maxus Technology Corporation and Pyeng Jin Kim dated effective as of July 22, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Maxus Technology Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                          MAXUS TECHNOLOGY CORPORATION



                                          By: /s/ James Ross
                                             -----------------------------------
                                             James Ross, Chief Financial Officer


DATED:  July 30, 2004



















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                                INDEX TO EXHIBITS

Exhibit
Number   Description of Exhibit
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10.1     Stock Exchange  Agreement by and between Maxus  Technology  Corporation and Pyeng Jin Kim dated effective as of July 22, 2004.